EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Solstice Sapphire Investments, Inc. (the "Company") for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Susan M. Villare, President and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 26, 2017

/s/ Susan M. Villare
Susan M. Villare President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)